Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nanotailor, Inc., (the "Company") on Form 10-Q for the period ending January 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ramon Perales, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Ramon Perales
Ramon Perales
Chief Executive Officer

Dated:  April 21, 2009

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nanotailor, Inc., (the "Company") on Form 10-Q for the period ending January 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Janine Frieh, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

_/s/ Janine Frieh___
Name: Janine Frieh
Title: Chief Financial Officer
Dated:  April 22, 2009